                                 SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant  /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ /   Preliminary proxy statement
/X/   Definitive proxy statement
/ /   Definitive additional materials
/ /   Soliciting material pursuant to Rule 14a-11(c) or  Rule 14a-12



                               ACR GROUP, INC.
- ---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


                             ANTHONY R. MARESCA
- ---------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                             ACR GROUP, INC.


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The annual meeting of shareholders of ACR Group, Inc. will be held at the Westchase Hilton & Towers, 9999 Westheimer, Houston, Texas 77042, on Thursday, August 22, 1996 at 10:00 a.m., Houston time, for the following purposes:

    (1)  To elect directors;

    (2) To consider and act upon a proposal to adopt the 1996 Stock Option Plan of ACR Group, Inc., pursuant to which options to acquire up to 500,000 shares of Common Stock of the Company may be granted to officers, key employees and directors of the Company and its subsidiaries; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on July 15, 1996 are entitled to notice of the meeting and are entitled to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors.



                                  /s/ Anthony R. Maresca
                                  -------------------------------------
                                  Anthony R. Maresca
                                  Secretary

June 28, 1996









                            YOUR VOTE IS IMPORTANT

               PLEASE MARK, DATE AND SIGN YOUR PROXY AND RETURN
                    IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               ACR GROUP, INC.

                        3200 WILCREST DRIVE, SUITE 440
                          HOUSTON, TEXAS  77042-6019



                               PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of ACR Group, Inc. (the" Company") to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders and at any adjournments thereof.

                           SOLICITATION OF PROXIES

     Proxies in the accompanying form are solicited by management at the direction of the Board of Directors. Execution and return of the proxy will not in any way affect a shareholder's right to attend the meeting and to vote in person, and a shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company at or prior to the meeting. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted as specified. Where no choice is specified, proxies will be voted FOR the election of all directors named below and FOR adoption of the 1996 Stock Option Plan.

     The original solicitation will be conducted by mail. The Company will bear the expense of solicitation of proxies, including the charges and expenses of brokerage firms and others incurred in forwarding solicitation material to beneficial owners of stock. Further solicitation of proxies may be made by telephone or oral communication with shareholders of the Company following the original solicitation. All further solicitation will be by regular employees of the Company who will not be additionally compensated therefor.

                     RECORD DATE - OUTSTANDING SECURITIES

     Only holders of Common Stock of the Company of record at the close of business on July 15, 1996, are entitled to notice of and to vote at the meeting. At that date, there were outstanding 10,246,555 shares of the Company's Common Stock. Each shareholder is entitled to one vote for each share of Common Stock held on all matters coming before the meeting and, except as otherwise provided by applicable law, a favorable vote consists of a simple majority of the votes cast. Shareholders are not entitled to cumulate their votes in the election of directors, which means that the holders of more than half of the shares voting for the election of directors can elect all of the directors if they choose to do so.

                           ELECTION OF DIRECTORS


INFORMATION CONCERNING DIRECTORS

     It is proposed that five directors will be elected at the meeting, each to hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable at the time of election. All of the nominees are presently members of the Board of Directors of the Company. There are no family relationships among any of the directors of the Company. The names of the persons nominated by management, together with information as to their principal occupations, age, and experience, are as follows:

     ALEX TREVINO, JR., age 60, has served as a director of the Company since 1982, Chairman of the Board of the Company since 1988 and President and Chief Executive Officer of the Company since July 1990. From February 1990 until his date of employment, he was a consultant to the Company. From September 1987 to February 1990, he served as President of Western Operations of the Refrigeration and Air Conditioning Group of MLX Corporation, which is a distributor of commercial refrigeration, heating and cooling equipment.

     ANTHONY R. MARESCA, age 45, has been employed by the Company since 1985, serving as Controller until November 1985 when he was promoted to Senior Vice President, Chief Financial Officer and Treasurer. Mr. Maresca has been a director of the Company since 1986. Mr. Maresca is a certified public accountant.

     THOMAS W. COURTNEY, age 62, is President of Courtney Associates, Inc., a venture capital firm which he founded in 1982. Mr. Courtney has been a director of the Company since 1988.

     RONALD T. NIXON, age 40, has been a shareholder and officer since 1990 in The Catalyst Group, Inc., a mid-market private investment firm specializing in providing equity and subordinated debt financing. Mr. Nixon has been a director of the Company since December 1992.

     HERBERT E. STANSBURY, age 70, is Chairman Emeritus of San Francisco Federal Savings and was chairman of the board from 1985 to 1994. He is also a director of four Meridian Point Realty trusts listed on the American Stock Exchange. He owns Stansbury & Company, a sales research and marketing consulting firm, and Smart Charts Productions, a company which provides cartoon features for business. The cartoons created by that company were formerly syndicated by THE LOS ANGELES TIMES. Mr. Stansbury has been a director of the Company since July 1995.

     The Board of Directors of the Company met five times during the fiscal year ended February 29, 1996. The Board has established two standing committees. The Audit Committee, comprised of Messrs. Courtney, Nixon and Stansbury, exercises oversight with respect to the Company's accounting practices and procedures and its relationship with its independent auditors. The Audit Committee met one time during fiscal 1996. The Compensation Committee, comprised of Messrs. Nixon, Courtney and Stansbury, makes recommendations to the Board of Directors regarding the compensation and benefits of officers. There was one Compensation Committee meeting held during fiscal 1996. The Company does not have a nominating committee.

     No director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which the director served.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information concerning beneficial ownership of the Company's Common Stock as of April 30, 1996, by (i) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) the President and Chief Executive Officer, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated. All information with respect to beneficial ownership has been furnished by the shareholders to the Company.

                                                  Amount and Nature    Percent
                                                    of Beneficial        of
Name and Address of Beneficial Owner                Ownership (1)       Class
- ------------------------------------              ------------------   -------
Alex Trevino, Jr. (2) (3)                             2,203,581         20.7%
ACR Group, Inc.
3200 Wilcrest Drive, Suite 440
Houston, TX  77042

Thomas W. Courtney                                    1,309,900         12.8%
P.O. Box 8186
Naples, FL  33941

Ronald T. Nixon (4)                                   1,000,000          8.9%
The Catalyst Group
Three Riverway, Suite 770
Houston, TX  77056

Anthony R. Maresca                                      394,650          3.9%
ACR Group, Inc.
3200 Wilcrest Drive, Suite 440
Houston, TX  77042

Herbert E. Stansbury, Jr.                                   -0-            -
Stansbury & Company
37 Sharon Avenue
Piedmont, CA  94611

DST Investments                                       1,493,394         14.6%
2 Memorial Point
Houston, TX  77024

The Catalyst Fund, Ltd. (5)                           1,000,000          8.9%
Three Riverway, Suite 770
Houston, TX  77056

EOT Investments, Inc.                                   746,697          7.3%
5125 Cape Romain
Corpus Christi, TX  78412

Dana L. Fisher                                          736,697          7.2%
ACR Supply, Inc.
P.O. Box 3238
Pasadena, TX  77501

Dr. Veasy C. Buttram, Jr.                               537,050          5.2%
7 Memorial Point
Houston, TX  77024

All Directors and Executive Officers                  2,328,737         21.9%
as a group (4 persons) (6) (7)

(1) For each beneficial owner, the number of shares outstanding and their percentage of stock ownership includes the number of common and all common equivalent shares (including options exercisable within 60 days) owned by such individual at April 30, 1996.

(2) Includes 1,493,394 shares owned by DST Investments, a partnership whose partners are Henrietta Trevino, wife of Mr. Trevino, and his two adult children, and 86,000 shares owned by Henrietta Trevino. The beneficial ownership of all of such shares is disclaimed by Mr. Trevino.

(3) Includes 399,187 shares which are subject to options exercisable within 60 days of April 30, 1996.

(4) Includes 1,000,000 shares which are subject to warrants issued to The Catalyst Fund, Ltd., exercisable within 60 days of April 30, 1996, the beneficial ownership of which is disclaimed by Mr. Nixon.

(5) Includes 1,000,000 shares which are subject to warrants exercisable within 60 days of April 30, 1996.

(6) Includes an aggregate of 399,187 shares which are subject to options exercisable by directors and executive officers as a group within 60 days of April 30, 1996.

(7) Excludes all shares as to which directors and executive officers disclaim beneficial ownership.




COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS


     SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid by the Company during the fiscal years ended February 29, 1996 and February 28, 1995 and 1994 to the Company's chief executive officer. No other executive officer of the Company received compensation which exceeded $100,000 during the fiscal year ended February 29, 1996.

SUMMARY COMPENSATION TABLE

                                                            Long-Term
                      Fiscal     Annual Compensation    Compensation Awards
Name and Principal    Period     -------------------------------------------
   Position           Ended           Salary                Options (#)
- ------------------    ------     -------------------    -------------------
Alex Trevino, Jr.     2/29/96         $150,000               25,000
  President and       2/28/95          125,000               25,000
  Chief Executive     2/28/94          118,233                  -
  Officer


     OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock options granted by the Company during the fiscal year ended February 29, 1996 to the Company's chief executive officer. The Company has no plans that provide for the granting of stock appreciation rights and, accordingly, no such rights were granted during the fiscal year ended February 29, 1996.

                                           % of Total
                   No. of Securities    Options Granted   Exercise or                Grant Date
                   Underlying Options     to Employees    Base Share   Expiration     Present
    Name               Granted (1)       in Fiscal Year     Price        Date       Value (2)(3)
    ----           ------------------   ---------------   -----------  ----------   ------------
Alex Trevino, Jr.       25,000                62.5%          $0.77     6/30/2000       $11,500

_____________

(1) These grants were made pursuant to Mr. Trevino's employment agreement with the Company which provides for up to 425,000 options to be issued based upon increases in the Company's cumulative pre-tax earnings per share.

(2) This calculation is based on the Black-Scholes Option Pricing Model adapted for use in valuing stock options. The actual value, if any, an executive officer may realize ultimately depends on the market value of the Common Stock at a future date. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes Model. The estimated values under that model are based on the assumptions described in the footnote below.

(3) The Black-Scholes Option Pricing Model calculates the present value of option grants as measured at the date of each grant. All options were granted at fair market value. The following assumptions were used in valuing the options granted: market value of stock equal to the exercise price; 60 month option term; estimated volatility of 63.6%; risk-free rate of return of 6.14% based upon the yield of Treasury STRIPs of comparable maturity to the option; and a dividend yield of 0%.

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table discloses the value, as of February 29, 1996, of unexercised stock options held by the Company's chief executive officer. Such officer did not exercise any stock options during the fiscal year ended February 29, 1996.


                                                 Number of Unexercised          Value of Unexercised
                                                      Options at               In-the-Money Options at
                        Shares                     February 29, 1996              February 29, 1996
                      Acquired on    Value     ---------------------------   ---------------------------
       Name            Exercise     Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
- ------------------    -----------   --------   -----------   -------------   -----------   -------------
Alex Trevino, Jr.         -0-           -        399,187            -          $101,005          -

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors consists of the three directors who are not employed by the Company. There are no committee interlocks or insider participation among the members of the Compensation Committee.

     The goal of the Compensation Committee is to ensure that the Company's compensation policies are suitable to attract and retain highly qualified executive officers and directors. Particular emphasis is placed on creating an appropriate blend of base and incentive compensation. Incentive compensation may also include both cash and equity components to align executives' interests with those of the shareholders.

     The Committee reviews annually the compensation of the Company's executive officers. In evaluating the level of base compensation, the Committee gives particular consideration to the relative compensation of executives in similar positions in publicly traded wholesale distribution companies with comparable sales. From time to time, the Committee may obtain advice from compensation and benefits consultants. The Committee does not anticipate that compensation paid to executive officers will exceed the limits for deductibility established by Section 162(m) of the Internal Revenue Code of 1986, as amended.

     Effective March 1, 1995, the Compensation Committee increased by 20% the base compensation paid to Mr. Alex Trevino, Jr., chief executive officer of the Company, while leaving intact all other elements of his employment contract that was entered into in 1993. The Committee noted that under Mr. Trevino's leadership, the Company has attained a meaningful size within its industry and has achieved a sales growth rate that significantly exceeds the industry average. The Committee believes that Mr. Trevino's contract provides appropriate annual and long-term incentives, and does not expect to adjust any further elements of his contract during fiscal 1997.

Ronald T. Nixon         Thomas W. Courtney          Herbert E. Stansbury, Jr.
Chairman                Member                      Member

STOCK PERFORMANCE GRAPH

     The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to ACR Group, Inc.'s shareholders, as well as the NASDAQ Stock Market Index and the NASDAQ Non-Financial Stocks Index. The Company did not enter the HVACR industry until the middle of 1990, and from 1990 to 1993, gradually developed its businesses in the industry. From February 28, 1993, when the Company acquired ACR Supply, Inc., the Company has been a significant member of the HVACR industry.


                  CUMULATIVE TOTAL RETURN 1991-1996

                              -------------------------------------------------
a)  VALUE OF $100 INVESTED    1991    1992    1993      1994     1995     1996
                              -------------------------------------------------
ACR Group, Inc.               $100  $ 69.23  $246.15  $369.23  $369.23  $384.62
NASDAQ Stock Market           $100  $142.75  $151.96  $179.75  $182.32  $253.91
NASDAQ Non-Financial Stocks   $100  $141.78  $140.08  $169.58  $166.82  $228.82
                              -------------------------------------------------

                              -------------------------------------------------
b)  ANNUAL RETURN             1991    1992    1993      1994     1995     1996
                              -------------------------------------------------
ACR Group, Inc.               NA     -30.77%  255.55%   50.00%   0.00%    4.17%
NASDAQ Stock Market           NA      42.75%    6.46%   18.29%   1.43%   39.26%
NASDAQ Non-Financial Stocks   NA      41.78%   -1.19%   21.06%  -1.63%   37.17%
                              -------------------------------------------------



                                  [GRAPH]

     EMPLOYMENT CONTRACT AND TERMINATION OF EMPLOYMENT ARRANGEMENT

     Mr. Trevino and the Company entered into an employment agreement effective as of May 17, 1993, having a term ending February 28, 1998. Pursuant to the agreement, Mr. Trevino serves as President and Chief Executive Officer of the Company. The agreement may be terminated by the Company for cause, death or disability, or if the Company has a net loss before taxes in any fiscal year. In the event that the agreement is otherwise terminated by the Company, Mr. Trevino is to be paid all compensation and benefits provided under the agreement through the later of February 28, 1998 or one year after termination of his employment.

     Under the agreement, Mr. Trevino's annual salary is $150,000. At such time as the Company's net income before taxes for a full fiscal year exceeds $750,000, he shall receive a restricted stock award of 125,000 shares of the Company's Common Stock. The agreement also provides that Mr. Trevino is to receive a cash bonus equal to his annual salary multiplied by the percentage by which the Company's net income before taxes for a fiscal year exceeds the forecast net income before taxes as approved by the Board of Directors. Such bonus may not exceed 75% of Mr. Trevino's base salary. No bonus was earned by Mr. Trevino for the fiscal year ended February 29, 1996.

     Mr. Trevino's employment agreement further provides that the Company will grant Mr. Trevino options to purchase up to a maximum of 425,000 shares of the Company's Common Stock at an exercise price per share equal to the greater of the average of the market price of the Company's Common Stock for the thirty trading days preceding the date of grant or the Company's book value per share. For each full fiscal year during the term of the agreement, Mr. Trevino will be granted 25,000 options for each $.01 per share that the Company's net income before taxes exceeds $.03 per share (less options previously granted under the agreement for prior fiscal years). If Mr. Trevino's employment is terminated by the Company without cause, all stock options not previously granted are to be granted and shall be fully vested. All options granted under the agreement expire on the sooner of five years from the date of grant or ninety days after termination. Pursuant to this agreement, Mr. Trevino was granted an option to purchase 25,000 shares of Common Stock with respect to the Company's net income before taxes for each of the fiscal years ended February 28, 1994 and 1995.

     The agreement also provides that if Mr. Trevino terminates his employment, or if the Company terminates his employment for cause, Mr. Trevino is prohibited from competing with the Company for a period of two years.

     COMPENSATION OF DIRECTORS

     Non-employee directors are paid $3,600 per year, payable quarterly, for service on the Board. In addition, non-employee directors are paid $500 for each meeting of the Board or a committee of the Board attended in person and are reimbursed for actual expenses incurred for attendance at meetings. Directors who are employed by the Company receive no compensation for being a director.

                      PROPOSED 1996 STOCK OPTION PLAN


     On June 25, 1996, the Board of Directors of the Company approved and recommended for submission to the shareholders for their adoption the 1996 Stock Option Plan of ACR Group, Inc. (the "1996 Plan"), which would be effective on June 25, 1996, subject to the approval of the shareholders. Approval of the adoption of the Plan requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and voting at the annual meeting. A copy of the Plan is attached to this proxy statement as EXHIBIT A. Shareholders are advised to read the Plan thoroughly.

     The purpose of the Plan is to provide the officers, key employees and directors of the Company and its subsidiaries an incentive through the grant of options to acquire stock in the Company and encourage them to remain in the Company's service. The Plan should provide the Company means of rewarding outstanding performance, enhancing its competitive position, and attracting and retaining key personnel.

     The Plan shall be administered by a Stock Option Committee (the "Committee") having at least two members. Persons serving on the Committee must be members of the Board of Directors and shall not be eligible to receive incentive stock options under the Plan. No member of the Committee or the Board of Directors shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any stock option granted under it.

     Under the Plan, the Board of Directors may, upon recommendation of the Committee, at any time prior to June 25, 2006, grant to eligible persons either incentive stock options or non-qualified stock options for an aggregate of 500,000 shares of the Company's Common Stock. Any unexercised or cancelled stock options may be reoptioned under the Plan. No options have yet been granted pursuant to the Plan. Although not eligible to receive grants of incentive stock options, members of the Board of Directors of the Company who are not full-time employees of the Company or one of its subsidiaries are eligible to receive grants of non-qualified options. Directors who are full-time employees of the Company or one of its subsidiaries are eligible to receive grants of either incentive stock options or restricted stock options.

     Certain terms and conditions governing all stock options granted pursuant to the Plan are set forth in Article V of the Plan. The Committee and the Board of Directors shall have the discretion to determine whether options granted under the Plan shall be incentive stock options or non-qualified stock options. In the case of incentive stock options, certain additional terms and conditions are imposed by applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Those additional terms and conditions are described in Article VI of the Plan.

     Options granted under the Plan as incentive stock options are intended to be eligible for the favorable income tax treatment accorded incentive stock options under Section 422 of the Code. There are generally no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Upon exercise of an incentive stock option, the excess of the stock's fair market value on the date of exercise over the option exercise price will constitute an adjustment in calculating the optionee's alternative minimum tax, if any. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs.

     Options which are non-qualified stock options under the Plan are "nonstatutory stock options" which generally have no tax consequences to the optionee or the Company by reason of their grant. Upon exercise of a nonstatutory stock option, normally the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will be generally entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the 1934 Act.

     Stock options granted under the Plan may be exercisable in whole or in part at any time or from time to time during their respective terms, but only to the extent that they have vested and only by tendering to the Company written notice of exercise accompanied by the purchase price. The purchase price of the Common Stock acquired on the exercise of any stock option may be paid by the optionee in cash or by the assignment to the Company of shares of Common Stock having a fair market value equal to the option price, or by any combination thereof.

     Options granted under the Plan are subject to adjustment and acceleration (as to non-vested options) in the manner described in Article VIII of the Plan.

     The Plan shall be effective upon approval of a majority of the Board of Directors; provided, however, that the Plan shall be void and any options granted thereunder shall be void if a majority of the holders of outstanding Common Stock of the Company do not approve the Plan within twelve months after the date on which the Plan is adopted by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS ADOPTION OF THE 1996 PLAN



                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     In 1993, the Company obtained a loan from The Catalyst Fund, Ltd. ("Catalyst") for $1.0 million, the proceeds of which were used to pay the cash portion of the purchase price of ACR Supply, Inc. ("ACRS") and for working capital for ACRS. The loan bears interest at 12 1/2% per annum and is secured by the stock and operating assets of the Company's subsidiaries and an assignment of proceeds from a life insurance policy on Mr. Trevino. Catalyst has subordinated its security interests in connection with up to $8.9 million in additional secured borrowings of the Company. In addition, Catalyst received a warrant to purchase one million shares of the Company's Common Stock at a price of $.59 per share, exercisable at any time before May 1999. Mr. Nixon is a shareholder and officer of the general partner of Catalyst.

                   RELATIONSHIP WITH INDEPENDENT AUDITORS


     The independent auditors of the Company are Ernst & Young LLP. The Company has requested that Ernst & Young LLP continue to act as the independent auditors of the Company for fiscal 1997. A representative of Ernst & Young LLP will be present at the annual meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions addressed to him.


                         PROPOSALS OF SHAREHOLDERS


     It is anticipated that the next annual meeting will be held in July 1997 with proxy solicitation commencing in June 1997. Any proposal to be presented at next year's annual meeting of shareholders must be received by the Company at its principal executive offices by February 26, 1997, for inclusion in the Company's proxy materials relating to that meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.


                               OTHER MATTERS


     Management knows of no matter to be presented for action at the meeting other than those described above. However, if any such other matter should properly come before the meeting, or if any vacancy in the proposed slate of directors should be caused by an unexpected occurrence before the holding of the election, the proxies will vote thereon in accordance with the recommendations of management or for such other nominee as management may select.

     The statements set forth herein as to the present principal occupations of the nominees as directors, the beneficial ownership of securities of the Company, and other matters not of record with the Company, are based upon information furnished to the Company.

                                  By Order of the Board of Directors,


                                  /s/ Anthony R. Maresca
                                  -----------------------------------------
                                  Anthony R. Maresca
                                  Secretary


June 28, 1996

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 29, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO ANTHONY R. MARESCA, ACR GROUP, INC., 3200 WILCREST DRIVE, SUITE 440, HOUSTON, TEXAS 77042.

                                                                     EXHIBIT A

                           1996 STOCK OPTION PLAN
                                     OF
                              ACR GROUP, INC.


                                 ARTICLE I

                                  PURPOSE

     ACR Group, Inc., a Texas corporation (the "Company"), is largely dependent for the successful conduct of its business on the initiative, effort and judgment of its officers, employees and directors, and the officers and employees of its subsidiaries. This Stock Option Plan (the "Plan") is intended to provide such persons an incentive through the grant of options to acquire stock in the Company and encourage them to remain in the Company's service. Further, the Plan is intended to provide the Company and its subsidiaries a means of rewarding outstanding performance, a means of enabling the Company to develop and maintain a competitive position, and a means to attract and retain key personnel necessary for growth and profitability. Moreover, since the stock options provided for in the Plan are subject to various alternative provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee will have certain flexibility in shaping options granted under the Plan to the particular circumstances of the optionee, thus recognizing the full value of the stock option.

                                 ARTICLE II

                               ADMINISTRATION

     The Plan shall be administered by the Stock Option Committee (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors of the Company (the "Board"), and shall not include any persons that are not members of the Board. All members of the Committee shall be selected by (and serve at the pleasure of) the Board. All members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 of the General Rules and Regulation under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Subject to the express provisions of the Plan and the policies of each stock exchange on which any of the Company's stock at any time may be traded, the Committee shall have plenary authority, in its discretion, to recommend to the Board the individuals within the class set forth in Article IV to whom, and the time and price per share at which, stock options shall be granted, the number of shares to be subject to each stock option and the other terms and provisions of their respective Agreements, as defined herein (which need not be identical). In making such recommendations and determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations regulating it, to determine the terms and provisions of the respective stock options (which need not be identical), to determine the duration and purposes of leaves of absence that may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall hold meetings at such time and place as it may determine. Acts by the majority of the Committee or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, or fill vacancies however caused, subject to the requirements that the members of the Committee shall be "disinterested persons" as described above, and that there always be at least two members of the Committee. The Committee's determination on the matters referred to in this Plan shall be final, conclusive and binding upon all optionees.

                                ARTICLE III

                SHARES SUBJECT TO PLAN AND DURATION OF PLAN

     Under the Plan a majority of the members of the Board who are disinterested persons may, upon recommendation of the Committee, at any time on or before ten (10) years after the date of adoption of the Plan or approval of the Plan by the shareholders of the Company, whichever is earlier, but not thereafter, grant to eligible persons incentive stock options (as defined in Section 422 of the Code) or non-qualified stock options to purchase up to but not exceeding an aggregate of five hundred thousand 500,000 shares of the Company's Common Stock, $.01 par value ("Common Stock") (subject to adjustment as provided in Article VIII). Shares subject to stock options under the Plan may be either authorized and unissued shares or issued shares that have been acquired by the Company and are being held in its treasury, in the sole discretion of the Board. When stock options have been granted under the Plan and have lapsed unexercised or partially unexercised or have been cancelled or terminated, the shares which were subject thereto may be reoptioned under the Plan.

                                  ARTICLE IV

                       ELIGIBILITY AND PARTICIPATION

     To the fullest extent permitted by applicable law, all officers, directors and employees of the Company, any Parent Corporation and any Subsidiary Corporation (including Parent Corporations or Subsidiary Corporations which become such after adoption of the Plan) shall be eligible to receive stock options under the Plan, and employment by any of such Parent Corporations and Subsidiary Corporations shall constitute employment by the Company for purposes of this Plan. For purposes of the Plan, the term "Parent

Corporation" shall have the meaning set forth in Section 424(e) of the Code, and the term "Subsidiary Corporation" shall have the meaning set forth in
Section 424(f) of the Code.

                                 ARTICLE V

                   TERMS AND CONDITIONS OF STOCK OPTIONS

     Each stock option granted under the Plan shall be evidenced by and subject to a stock option agreement (the "Agreement"), in a form not inconsistent with the Plan which shall have been approved by the Committee. The Agreement shall be executed by the Company and the optionee and shall set forth the terms and conditions of the stock option, which terms and conditions shall include, but not be limited to, the following:

     (a) OPTION PRICE. The option price shall be determined by the Committee, but shall not in any event be less than the par value, if any, of the Company's Common Stock on the date of exercise.

     (b) TERM OF STOCK OPTION. No stock option granted under the Plan shall be exercisable more than ten (10) years after the date such stock option is granted. Each such stock option shall be subject to earlier termination as hereinafter provided.

     (c) TRANSFERABILITY. Stock options granted hereunder shall not be transferable other than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the lifetime of the optionee, and except for stock options transferred pursuant to a qualified domestic relations order, stock options granted hereunder shall be exercisable only by the optionee or the optionee's guardian or legal representative.

     (d) VESTING. The Committee shall have complete discretion in determining when stock options granted hereunder are to vest; provided, however, that the sale of the shares issued on the exercise of the stock option by any person subject to Section 16 of the 1934 Act shall not be allowed until at least six months after the later of (i) the approval of this Plan by the Shareholders of the Company in accordance with Article XI hereof or (ii) the grant of the stock option. Vesting provisions for each stock option are to be determined prior to or at the time that stock option is granted.

     (e) TERMINATION OF EMPLOYMENT. In the event of an optionee's termination of employment (or service on the Board in the case of a director) with the Company, any Parent Corporation or any Subsidiary Corporation for any reason other than death or disability, all stock options granted hereunder shall thereupon terminate. Upon the termination of an optionee's employment by reason of his death or disability, his stock option shall terminate to the extent it was not exercisable at the date of his death or disability, but to the extent it was then exercisable by the optionee, his estate or the beneficiaries thereof shall be entitled to exercise it for a period of one
(1) year from the date of his death or disability but not thereafter, notwithstanding the specified term of the option. For purposes of the Plan, the term "disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

     (f) OTHER CONDITIONS. At its sole discretion, the Committee may impose other conditions upon or provide for other terms of the stock options granted hereunder, so long as those conditions do not conflict with any other provisions of the Plan. Such conditions may include, by way of illustration, but not by way of limitation, percentage limitations upon the exercisability of stock options granted hereunder.

                                 ARTICLE VI

                          INCENTIVE STOCK OPTIONS

     In recommending and granting stock options hereunder, the Committee and the Board shall have the discretion to determine that certain stock options shall be Incentive Stock Options, as defined in Section 422 of the Code, while other stock options shall be Non-Qualified Stock Options. Neither the members of the Committee, nor the Company shall be under any obligation or incur any liability to any person by reason of the determination by the Board whether an option granted under the Plan shall be an Incentive Stock Option or a Non-Qualified Stock Option, or by reason of the failure of any stock option to qualify as an Incentive Stock Option. The provisions of this
Article VI (notwithstanding any provision of Article V to the contrary) shall be applicable to all Incentive Stock Options at any time granted or outstanding under the Plan.

     All Incentive Stock Options granted or outstanding under the Plan shall be granted and held subject to and in compliance with the terms and conditions specifically set forth in the other Articles hereof, to the extent not inconsistent with the terms and conditions of this Article VI and the requirements of Section 422 of the Code, and, in addition, subject to and in compliance with the following further terms and conditions:

     (a) the per share option price of all Incentive Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of one share of the Company's Common Stock at the time the option is granted;

     (b) no Incentive Stock Option shall be granted to any person who, at the time of the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation; provided, however, that this ownership limitation will be waived if at the time the option is granted the per share option price is at least one hundred ten percent (110%) of the Fair Market Value of one share of the Company's Common Stock and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted;

     (c) the aggregate Fair Market Value of all shares of Common Stock (determined at the time of the grant of the option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any one calendar year (under the Plan and any other plans of the Company and its Parent Corporations and Subsidiary Corporations) shall not exceed $100,000, and if it does, such Incentive Stock Options shall be deemed to be Non-Qualified Stock Options to the extent of such excess;

     (d) no Incentive Stock Option shall be granted more than ten (10) years after the earlier of the date the Plan is adopted and the date the Plan is approved by the shareholders of the Company as described in Article XI;

     (e) the term of an Incentive Stock Option shall not exceed ten (10) years;

     (f) an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by the optionee;

     (g) in the event of an optionee's termination of employment with the Company, any Parent Corporation or any Subsidiary Corporation, by reason of his death or disability, Article V(e) shall apply except that the Incentive Stock Option shall only be exercisable until the earlier of (i) one (1) year from the date of such termination of employment, and (ii) the expiration of the date of the Incentive Stock Option according to its terms; and

     (h) any other term or condition that the Committee determines is required in order that such stock options qualify as Incentive Stock Options.

     For purposes of the Plan, the term "Fair Market Value" on any date shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange or national market system, the closing price of the Common Stock, as published in the WALL STREET JOURNAL or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange or national market system, the mean between the bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc., through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or national market system and if bid and asked prices for the Common Stock are not so furnished through NASDAQ or a similar organization, the value established by the Board for purposes of granting stock options under the Plan. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                ARTICLE VII

                         EXERCISE OF STOCK OPTIONS

     Stock options granted hereunder may be exercised in whole or in part at any time or from time to time during their respective terms, but only to the extent that they have vested and only by tendering to the Company written notice of exercise accompanied by the aggregate purchase price for the shares with respect to which the stock option is being exercised. The purchase price of shares of Common Stock of the Company acquired upon the exercise of any stock option granted under the Plan may be paid by an optionee by the payment by cash or check, or, upon receipt of all required regulatory approvals, if any, by the assignment to the Company of shares of the Company's Common Stock theretofore owned by the optionee having a Fair Market Value equal to such option price, or by any combination thereof.

     No stock option shall be exercisable unless the Plan and all shares issuable on the exercise thereof have been registered under the Act and all other applicable securities laws, and there is available for delivery a prospectus meeting the requirements of Section 10 of the Act, or the Company shall have first received the opinion of its counsel that registration under the Act and all other applicable securities laws is not required in connection with such issuance. At the time of exercise, if the shares with respect to which the stock option is being exercised have not been registered under the Act and all other applicable securities laws, the Company may require the optionee to give the Company whatever written assurance counsel for the Company may require that the shares are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under the Act and all other applicable securities laws is not required.
Share certificates issued to the optionee upon exercise of the stock option shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.

                                ARTICLE VIII

                                ADJUSTMENTS

     (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the Company's directors and shareholders, the number of shares provided for in each outstanding stock option and the price per share thereof, and the number of shares provided for in the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company's Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), a stock split, a reverse stock split, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, and shall also be proportionately adjusted in the event of a spin-off, spin-out, or other distribution of assets to shareholders of the Company, to the extent necessary to prevent dilution of the interests of grantees pursuant to the Plan or of the other shareholders of the Company, as applicable. If the Company shall engage in a merger, consolidation, reorganization or recapitalization, each outstanding stock option (or if such transaction involves less than all of the shares of the Company's Common Stock, then a number of stock options proportionate to the number of such involved shares) shall, subject to Article VIII(b) hereof, become exercisable for the securities and other consideration that a holder of the number of shares of the Company's Common Stock subject to each such stock option would have been entitled to receive in any such merger, consolidation, reorganization or recapitalization.

     (b) ACCELERATION. In the event of a potential merger or consolidation involving the Company (regardless of whether the Company is the surviving entity of such merger or consolidation), a potential liquidation or dissolution of the Company, a potential sale or other disposition by the Company of all or substantially all of its assets, or a potential sale or other disposition by the shareholders of the Company of all or substantially all of the outstanding Common Stock to one purchaser (any such merger, consolidation, liquidation, dissolution or sale being referred to herein as a "Significant Event"), then the Company shall have the option of terminating all outstanding stock options upon the actual occurrence of the Significant Event, by notice to all optionees at least 15 days before the occurrence of the Significant Event. In consideration for this option of the Company to terminate outstanding stock options, the Company, if it exercises its option, shall waive any and all restrictions on the vesting of optionees' rights under the stock options granted pursuant to this Plan, and optionees' rights under their respective stock options shall vest in full, subject to the occurrence of the Significant Event. Any exercise by an optionee in these circumstances may be conditioned upon the occurrence of the Significant Event. If the Company exercises its option under this paragraph (b), upon the actual occurrence of the Significant Event, each outstanding stock option shall terminate. If the potential Significant Event does not in fact occur for any reason, then the Company's exercise of its option under this paragraph (b) shall have no effect and the optionees' rights shall be vested only to the extent that they would be vested if the Company had not exercised its option under this paragraph (b).

     (c) CHANGE OF PAR VALUE. In the event of a change in the Company's Common Stock which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value (and any subsequent changes to such par value), the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

     (d) MISCELLANEOUS. The adjustments provided for in this Article shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided in this Article, the holder of a stock option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock or other stock not actually issued and delivered to the holder. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to the number or price of shares of the Company's Common Stock subject to any stock option. The grant of a stock option pursuant to the Plan shall not affect in any way the right or power of the Company to, among other things, make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve or liquidate or sell or transfer all of any part of its business or assets.

                                 ARTICLE IX

                         CONTINUATION OF EMPLOYMENT

     Nothing contained in the Plan (or in any stock option granted pursuant to the Plan) shall confer upon any employee any right to continue in the employ of the Company or any Parent Corporation or Subsidiary Corporation or constitute any contract or agreement of employment or interfere in any way with the right of the Company, the Parent Corporation or any Subsidiary Corporation to reduce any person's compensation from the rate in existence at the time of the granting of a stock option or to terminate such person's employment. Nothing contained herein or in any Agreement shall affect any other contractual rights of an employee.

                                 ARTICLE X

                        AMENDMENT OR DISCONTINUANCE

     The Board may at any time and from time to time amend, rescind, suspend or terminate the Plan, as it shall deem advisable, provided that the Plan may not be amended in any manner which would cause the Plan no longer to comply with Rule 16b-3 of the General Rules and Regulations under the 1934 Act, or any successor rule, or with the provisions of the Code applicable to Incentive Stock Options, as such provisions shall read as of the time of amendment. In addition to Board approval of any amendment to the Plan, if Rule 16b-3 or any successor rule, or any provisions of the Code applicable to Incentive Stock Options, as such rule or provision shall read as of the time of amendment, requires shareholder approval of such amendment, then such amendment shall be approved by the holders of a majority of the voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such shareholders duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated.

     In addition, no change may be made in, and no amendment, rescission, suspension or termination of the Plan shall have an effect on, stock options previously granted under the Plan which may impair or alter their rights or obligations, except that any change may be made in stock options previously granted with the consent of the optionees.

                                 ARTICLE XI

                            SHAREHOLDER APPROVAL

     The Plan shall be effective when it has received the approval of a majority of the Board. However, the Plan and all stock options granted under the Plan shall be void if the Plan is not approved by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such shareholders duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated, within 12 months after the date on which the Plan is adopted by the Board. No stock option granted under the Plan shall be exercisable in whole or in part unless and until such approval is obtained.

                                ARTICLE XII

                               MISCELLANEOUS

     (a) GOVERNING LAW. The Plan, the stock options issued hereunder and the Agreements evidencing such stock options shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed within that State.

     (b) NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board nor any members of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any stock option granted under it. All Board and Committee members shall also be entitled, with respect to all matters relating to the Plan, to all of the protections and rights, including, without limitation, indemnification and limitation of liability rights, provided to Board members generally pursuant to applicable law, the charter documents of the Company, the bylaws of the Company or otherwise.

     (c) INFORMATION CONFIDENTIAL. As partial consideration for the granting of each stock option hereunder and subject to the provisions of applicable law, the optionee shall keep confidential the manner and amount of his participation in the Plan. In the event any breach of this promise comes to the attention of the Board, and in addition to any other rights and remedies of the Company or the Board against such optionee, in determining whether to recommend the grant of any future stock option to such optionee, the Board shall take into consideration such breach as a factor militating against the advisability of granting any future stock option to such employee.

     (d) OTHER BENEFITS. Participation in the Plan shall not preclude the optionee from eligibility in any other stock option plan of the Company, any Parent Corporation or any Subsidiary Corporation, or any benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans that the Company, any Parent Corporation or any

Subsidiary Corporation has adopted, or may, at any time, adopt for the benefit of its employees.

     (e) RELEASE OF CLAIMS. Any issuance or transfer of shares of Common Stock to the optionee, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons arising from or with respect to the grant, holding or exercise of options granted under this Plan.

     (f) COMPANY RECORDS. The Committee shall be entitled fully to rely on the records of the Company, any Parent Corporation or any Subsidiary Corporation regarding the optionee's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment and other matters which shall be conclusive for all purposes hereunder, except to the extent the Committee has actual knowledge that such records are incorrect.

     (g) INFORMATION. The Company, any Parent Corporation and any Subsidiary Corporation shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished to the Committee all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under the Plan.

     (h) NO LIABILITY OF COMPANY. The Company assumes no obligation or responsibility to the optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act by, the Board or the Committee.

     (i) SEVERABILITY. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     (j) NOTICE. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date that it is personally delivered or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith.
The Company or an optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until it is changed in accordance herewith, the Company and each optionee shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

     (k) ISSUANCE OF STOCK CERTIFICATES. Upon exercise of a stock option, the person exercising the stock option shall be entitled to one (1) stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock of the Company in payment of a portion or all of the purchase price of Common Stock purchased upon exercise of the stock option shall be entitled to receive a separate certificate representing the number of shares purchased in consideration of the tender of such Common Stock.

                              ACR GROUP, INC.
           PROXY FOR ANNUAL MEETING TO BE HELD AUGUST 22, 1996

     The undersigned hereby appoints Alex Trevino, Jr. and Anthony R. Maresca, or either of them, each with power of substitution, the proxies of the undersigned, to vote the stock of the undersigned at the annual meeting of shareholders of ACR Group, Inc., to be held at the Westchase Hilton & Towers, 9999 Westheimer, Houston, Texas 77042, on Thursday, August 22, 1996 at 10:00 a.m., Houston time, or at any adjournments thereof, as indicated on the reverse side hereof.

                      (Continued on reverse side)
- ------------------------------------------------------------------------


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS and will be voted as indicated by the shareholder. Unless a contrary direction is indicated, the proxies shall vote the shares FOR the election as directors of the Board's nominees, FOR the adoption of the 1996 Stock Option Plan, and in accordance with the recommendations of management on any other business coming before the meeting.

Please mark your votes as this /X/.


(1)   To elect five directors for a term of one year:
      Thomas W. Courtney, Anthony R. Maresca, Ronald T. Nixon,
      Herbert E. Stansbury, Jr., Alex Trevino, Jr.

FOR the nominees         WITHHOLD AUTHORITY
listed at right      to vote for the nominee(s)
                          listed at right
     / /                        / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

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(2) To adopt the Company's 1996 Stock Option Plan, pursuant to which options to acquire up to 500,000 shares of Common Stock of the Company may be granted to officers, key employees and directors of the Company and its subsidiaries.

FOR      AGAINST        ABSTAIN

/ /       / /             / /

          PLEASE DO NOT FOLD, BEND OR MUTILATE THIS CARD.

(Please sign your name here exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon).

Dated                                                              , 1996
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Signature


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Signature


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.